Ra Medical Systems, Inc. NYSE: RMED Corporate Presentation September 2020

Disclaimer Certain statements in this presentation and the accompanying oral commentary are forward-looking statements. These statements relate to future events or the future financial performance of Ra Medical Systems, Inc. (the “Company”) and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential” or other comparable terminology. All statements other than statements of historical fact could be deemed forward-looking, including any expectations regarding investment returns; any projections of financial information; any statements about historical results that may suggest trends for our business; any statements of the plans, strategies, and objectives of management for future operations; any statements of expectation or belief regarding future events, potential markets, market size, market opportunities, or technology developments; any statements regarding sales and expansion strategies; any statements regarding our intention to seek additional indications for our products; and any statements of assumptions underlying any of the items mentioned. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company’s control. These and other important factors may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. For a list and description of the risk and uncertainties inherent in the forward-looking statements, see the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and in its other filings with the Securities and Exchange Commission. The forward-looking statements in this presentation are made only as of the date hereof. Except as required by law, the Company assumes no obligation and does not intend to update these forward-looking statements or to conform these statements to actual results or to changes in the Company's expectations. This presentation also contains estimates, projections and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry and our business. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. We have not independently verified the accuracy and completeness of the information obtained by third parties included in this presentation. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the solutions and services of the company or this proposed offering.

Highlights

- Excimer laser platform with FDA-approved applications addressing Peripheral Artery Disease (PAD) and Dermatology markets
- DABRA technology to target atherectomy segment of PAD market*; US market > $550 million
- DABRA strategy focused on (1) multiple engineering projects to improve performance and (2) FDA-approved clinical study to obtain an atherectomy indication
- PHAROS technology treats chronic skin diseases such as psoriasis, vitiligo, atopic dermatitis and leukoderma. Skin conditions affect ~125 million worldwide.
- Focused on developing Pharos growth strategy to build on ~$5-6 million annual revenue rate
- Both platforms have established reimbursement in US with favorable economics for physician offices
- Experienced leadership team with significantly strengthened Engineering, Clinical and Quality Assurance teams

Ra Medical SYSTEMS

* IDE trial for atherectomy indication in process

Ra Medical SYSTEMS

3

DABRA—Excimer laser that utilizes disposable catheters for crossing total chronic occlusions (CTOs) and ablating a channel in occlusive peripheral vascular disease. DABRA is used as a tool to treat peripheral artery disease (PAD), a form of peripheral vascular disease. Photoablation to disintegrate plaque in the artery Designed to track the patient’s true lumen Established safety profile, effective, easy-to-use, and competitively priced No serious device-related adverse events reported in our 2017 pivotal study or in our post-market surveillance Regulatory clearances in US and Europe PHAROS—Dermatology, same laser platform as DABRA US FDA 510(k) clearance and Europe CE Mark for psoriasis, vitiligo, atopic dermatitis and leukoderma Ra Medical Technology

Up to 200,000 amputations performed annually in the US as a result of PAD Disease Burden Peripheral Artery Disease Atherosclerosis of the lower extremities—most commonly in the legs Smoking, genetic predisposition, diabetes, age and obesity may increase risk Characterized by reduced blood flow to surrounding tissue If untreated can cause critical limb ischemia (CLI) resulting in ulceration, infection or gangrene and may result in limb amputation or death if left untreated Disease Overview Diagnosed by primary care physician, podiatrist or other specialist Treatment by interventional cardiologist, interventional radiologist or vascular surgeon Patient Care Only 20 to 30% of peripheral artery disease patients are actively being treated

Large US Addressable Market Opportunity PREVALENCE TREATED PATIENTS MARKET OPPORTUNITY Current US Market Opportunity KEY DRIVER >17 Million PAD Sufferers in the US Only 20–30% of PAD Patients actively treated Annual US TAM Opportunity >$550 million1 For U.S. PAD atherectomy, based on third-party research Key Market Drivers Increased Awareness Evolving Physician Practice Patterns We target the high-growth, outpatient-based catheterization laboratories segment for PAD Potential Future Growth Applications (Not FDA approved) Other Vascular Occlusions Coronary Artery Disease In-Stent Restenosis Atherectomy (IDE trial in process)

DABRA Technology and Mechanism of Action DABRA Technology 308 nanometer excimer laser system Unique liquid-filled, full aperture ratio catheter High quality lumen Minimizes mechanical or thermal trauma Mechanism of Action Photoablation Removes blockages by breaking the bonds of the obstructing plaque directly Plaque broken down into fundamental chemistry Photoablation light energy breaks molecular bonds of atherosclerotic plaque Before After Plaque Removal Process Crosses through totally occluded lesions Improves blood flow

DABRA Advantages Can cross and de-bulk wide variety of plaque Soft thrombus to calcified plaque Tool used by physicians to treat CTOs prior to other alternative treatments Ability to use Above-the-Knee (ATK) and Below-the-Knee (BTK) Monotherapy or adjunct to angioplasty or other treatments Versatile Therapy Programs available without need for capital equipment purchase Low catheter cost Average of approximately 2.5 minutes of lasing time per procedure Intuitive interface Cost Effective and Time Efficient US FDA 510(k) clearance for crossing CTOs and ablating a channel in occlusive peripheral vascular disease US FDA IDE study underway to obtain an atherectomy indication CE Mark for laser atherectomy Established reimbursement for Office-Based Labs (OBLs) performing atherectomy procedures (IDE trial in process for U.S. atherectomy label) Clearance and Reimbursement

Clinically Demonstrated Solutions Safety Record Pivotal Study1 Multi-site study at four sites in US and Mexico Enrolled 64 patients with target blockage refractory to guidewire crossing Primary Efficacy Endpoint: Successful crossing of target lesion based on angiographic analysis at time of procedure 0% reported device-related serious adverse events2 (SAE), observed in our 2017 pivotal study DABRA Effectiveness (pivotal study) 94% The pivotal study formed the basis of our May 24, 2017 510(k) clearance. For information on how we defined device-related SAEs for purposes of our pivotal study, see https://clinicaltrials.gov/ct2/show/study/NCT02653456

DABRA Will Target Office-Based Labs We believe our solution expands provider economics Ease of Use Versatility Able to cross and debulk Economics Established Safety and Efficacy

Engineering Efforts Focused on Three Initiatives to Improve DABRA’s Performance Extend shelf life 6 months minimum with target 12 months or greater Improve deliverability Develop a catheter with an enhanced outer-jacket to allow physicians to better access difficult anatomy Develop guidewire compatible platform Project outsourced to an experienced engineering firm to develop a version of the DABRA catheter that is compatible with standard interventional guidewires

An FDA-Approved IDE Atherectomy Indication Study is Underway Primary safety endpoint: The incidence of 30-day Major Adverse Events (MAEs) as adjudicated by the Clinical Events Committee (CEC) : All-cause mortality, Unplanned major target limb amputation (at or above the ankle), and/or Clinically driven target limb revascularization (CD-TLR). [The incidence of MAEs at 30-Days is < 20%] Status: 5 sites cleared to enroll, 3 subjects treated as of September 10, 2020 Study size: Up to 10 sites, 100 patients Primary efficacy endpoint: Mean reduction in percent diameter stenosis in each subject’s primary lesion as measured by angiography following treatment with the DABRA Laser System and before any other treatment. [The mean difference in percent diameter stenosis, post-procedure, is > 20%]

Pharos Excimer Laser

Used by Physicians to Treat Chronic Skin Diseases

- **Psoriasis**—chronic autoimmune disorder that causes cells to rapidly accumulate and affects the surface of the skin causing scales and red patches
- **Vitiligo**—autoimmune condition causing the skin to turn white due to the loss of pigment from the melanocytes, the cells that produce the pigment melanin, which give the skin its color
- **Atopic dermatitis**—results in itchy, red, swollen and cracked skin


Pharos
Ra Medical

Market Opportunity for Chronic Skin Disease

- Psoriasis, vitiligo and atopic dermatitis are common skin disorders
- Psoriasis affects ~7.5 million in US, >2% of the population
  - ~$135 billion annually in direct, indirect, quality of life and comorbidity health care costs
- Vitiligo affects 0.5%-1.0% of the population worldwide
- Skin conditions affect ~125 million individuals worldwide
- ~17.8 million Americans suffer from dermatitis

Ra Medical SYSTEMS
13

Pharos Science, Advantages and Reimbursement Pharos Science Same laser platform as DABRA 308-nanometer laser—the center of action spectrum for most immune-mediated inflammatory diseases Does not use heat or ablate lesions—treatments are generally painless Adjustable aiming beam accurately targets only diseased tissue, sparing healthy skin from exposure Delivers uniform dosing for optimal results Small footprint for space conservation, among the lightest of excimer lasers Advantages Topical treatments, such as steroids and vitamin D derivatives, may require frequent ongoing application Pharmaceutical treatment may be associated with systemic side effects Clearance and Reimbursement Granted FDA 510(k) clearance for psoriasis, vitiligo, atopic dermatitis and leukoderma Clearance from Europe CE Mark, and China Food and Drug Administration Reimbursed using established CPT codes for excimer laser treatment of inflammatory skin disease

Fully Operational Manufacturing Facility Carlsbad, CA Sizable capacity for laser and catheter production 41,000 sq. ft. Carlsbad, CA with three controlled environments manufacturing facility fully staffed and operational Existing facility expected to be capable of manufacturing > 400 lasers/year and 140,000 catheters/year Fully capitalized with all equipment owned ISO13485 certified, FDA and CA state inspected Laser Assembly Controlled Environments

Intellectual Property Portfolio Patents covering several aspects of the laser systems and delivery device The Company believes that its intellectual property comprises novel and useful inventions that can be protected by patents, and as such, has filed patent applications directed to innovative methods and apparatus patents Issued patents as of September 10, 2020 include: 6 US / 2 International Patent/File No. Title Filing Date Country Status 9,700,655 Small flexible liquid core catheter for laser ablation in body lumens and methods for use 10/12/2012 USA Issued ZL201280061080.0 Small flexible liquid core catheter for laser ablation in body lumens and methods for use 10/12/2012 China Issued 2765944 Small flexible liquid core catheter for laser ablation in body lumens and methods for use 10/12/2012 Europe Issued 9,962,527 Methods and devices for treatment of stenosis of arteriovenous fistula shunts 10/15/2014 USA Issued 10,245,417 Devices for extending shelf life of liquid core catheters 10/02/2017 USA Issued 10,322,266 Method and device for treatment of stenosis of arteriovenous fistula shunts 10/2/2017 USA Issued 10,384,038 Method and device for treatment of stenosis of arteriovenous fistula shunts 10/2/2019 USA Issued 10,555,772 Laser ablation catheters having expanded distal tip window for efficient tissue ablation 11/22/2016 USA Issued

Executive Team Will McGuire Chief Executive Officer 25 years med-tech experience, including COO of Spectranetics which was acquired by Philips for >$2 billon and CEO of Atheromed, a venture capital-backed peripheral atherectomy company. Also held senior roles at Volcano Corporation, Covidien, and Guidant Corporation. Most recently CEO of publicly-traded Second Sight Medical Products. MBA Andrew Jackson Chief Financial Officer 25 years finance experience. CFO and senior finance roles with several public and private companies in the life science industry, including med-tech sector and two vascular-focused companies (Celladon Corporation and REVA Medical). MBA and CPA (inactive) Jeffrey Kraws President 30 years Wall Street experience, including managing director and senior pharmaceutical analyst at First Union Securities, senior pharmaceutical analyst at BT Alex Brown & Sons, and serving in the treasury group at Bristol-Myers-Squibb Company. Currently on several public company boards. MBA Dan Horwood General Counsel and Secretary 20 years legal experience, including counsel at Wilson Sonsini Goodrich & Rosati, senior legal counsel at Groupon and six years at the SEC in the Division of Corporate Finance.

Financial Overview

Six Months Ended Year Ended ($ in thousands) June 30, 2020 Dec. 31, 2019 Vascular Net Revenue $191 $1,275 Dermatology Net Revenue $2,083 $5,924 Total Net Revenue $2,274 $7,199 Gross Profit (Loss) $(477) $(1,651) Operating Expenses: Selling, General and Administrative (Incl. $1.7M and $20.4M stock comp exp.) $14,181 $51,549 Research and Development (Incl. $0.2M and $1.5M stock comp exp.) $3,248 $4,530 Total Operating Expenses $17,429 $56,079 Loss from Operations $(17,906) $(57,730) Net Loss $(17,822) $(56,957) Adjusted EBITDA * $(14,612) $(32,437) Results of Operations * Adjusted EBITDA is a non-GAAP measure and is calculated as net profit (loss) excluding interest income (expense), income tax expense and certain recurring, non-cash charges such as depreciation and amortization of long-lived assets as well as stock-based compensation expenses. See appendix for reconciliation to the most directly comparable GAAP measure.

Financial Position ($ in thousands) As of June 30, 2020 As of Dec. 31, 2019 Cash and Cash Equivalents and Short Term Investments1 $29,380 $30,577 Working Capital2 $25,475 $29,186 Total Assets $40,691 $44,081 Equipment Financing $413 $558 Accumulated Deficit $(134,979) $(117,157) Total Stockholders’ Equity $26,984 $33,150 In August 2020, we completed a public offerings raising net proceeds of approximately $10.6 million We define working capital as current assets minus current liabilities

Highlights

- Excimer laser platform with FDA-approved applications addressing Peripheral Artery Disease (PAD) and Dermatology markets
- DABRA technology to target atherectomy segment of PAD market*; US market > $550 million
- DABRA strategy focused on (1) multiple engineering projects to improve performance and (2) FDA-approved clinical study to obtain an atherectomy indication
- PHAROS technology treats chronic skin diseases such as psoriasis, vitiligo, atopic dermatitis and leukoderma. Skin conditions affect ~125 million worldwide.
- Focused on developing Pharos growth strategy to build on ~$5-6 million annual revenue rate
- Both platforms have established reimbursement in US with favorable economics for physician offices
- Experienced leadership team with significantly strengthened Engineering, Clinical and Quality Assurance teams

Ra Medical SYSTEMS

* IDE trial for atherectomy indication in process

Ra Medical SYSTEMS
21

Key Vascular Milestones 2020 2021 2022 * Timing of study enrollment uncertain due to unpredictable ongoing impact of COVID-19 Shelf life root cause identified Catheter with improved deliverability Guidewire compatible catheter Atherectomy indication 510(k) clearance* Enrollment progress in Atherectomy study

Appendix

Reconciliation of Net loss to Adjusted EBITDA ($ in thousands) Six Months Ended June 30, 2020 Year Ended Dec. 31, 2019 Statement of Operations Data: Net loss $(17,822) $(56,957) Depreciation and amortization $1,214 $1,750 Interest income $(124) $(1,038) Interest expense $40 $250 Income tax expense - $15 EBITDA $(16,692) $(55,980) Stock-based compensation $2,080 $23,543 Adjusted EBITDA $(14,612) $(32,437)

Board of Directors Martin Colombatto Chairman. Former VP and General Manager of Broadcom   Maurice Buchbinder, MD Interventional Cardiologist Master of Surgery from McGill University   William Enquist Former President of Global Endoscopy of Stryker   Will McGuire Chief Executive Officer, Ra Medical Former CEO Second Sight, former executive at Covidien, AtheroMed, Spectranetics   Richard Mejia Former Partner of Ernst & Young   Mark Saad Partner and COO of Alethea Capital Management LLC, Former CFO of Cytori Therapeutics and former executive director of UBS Investment Bank   Joan Stafslien Former General Counsel of NuVasive and CareFusion